CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) (USD $)	Sep. 30, 2013	Sep. 30, 2012
Preferred Stock, Shares Outstanding	0	0
Preferred Stock, Par or Stated Value Per Share	$ 0.01	$ 0.01
Common Stock, Shares, Issued	65,251,989	108,008,682
Common Stock, Shares Authorized	300,000,000
Common Stock, Par or Stated Value Per Share	$ 0.01	$ 0.01
Treasury Stock, Number of Shares Held	2,927,695	46,486,595